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                                                                    EXHIBIT 99.1


                               SANMINA CORPORATION

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                                   as Trustee

                                 ---------------

                          FIRST SUPPLEMENTAL INDENTURE

                            Dated as of June 20, 1997

                                       To

                                    INDENTURE

                           Dated as of August 15, 1995

                                 ---------------

                                   Relating to
                      5 1/2% Convertible Subordinated Notes
                                    Due 2002




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         FIRST SUPPLEMENTAL INDENTURE (the "First Supplemental Indenture"),
dated as of June 20, 1997, between Sanmina Corporation, a Delaware corporation (the "Company"), and Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, as trustee (the "Trustee").


                                    RECITALS

         WHEREAS, the Company has duly issued its 5 1/2% Convertible Subordinated Notes Due 2002 (hereinafter called the "Notes") in the aggregate principal amount of $86,250,000 pursuant to an Indenture, dated as of August 15, 1995, between the Company and the Trustee (hereinafter called the "Indenture"); and

         WHEREAS, Section 3.1 of the Indenture provides that the Company may not redeem the Notes prior to August 15, 1998; and

         WHEREAS, the Company now desires to modify the Indenture, as set forth herein, in order to ensure that the Noteholders receive the interest due and payable on the interest payment date of August 15, 1998, and, therefore, desires to change the date prior to which the Company may not redeem the Notes to August 19, 1998; and

         WHEREAS, Section 11.1(f) of the Indenture provides that the Company and the Trustee may, without the consent of any Noteholders, enter into a supplemental indenture to cure any ambiguity or to correct or supplement any provision contained therein, or to make such other provisions in regard to matters or questions arising under the Indenture which shall not materially adversely affect the interests of the Noteholders; and

         WHEREAS, in accordance with the Indenture, the Company has delivered to the Trustee an Officers' Certificate stating that the First Supplemental Indenture complies with the applicable provisions of the Indenture; and

         WHEREAS, the foregoing recitals are made as representations of fact by the Company and not by the Trustee;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Trustee hereby agree as follows:

         1. For purposes of this First Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires:
(i) the capitalized terms and expressions used herein shall have the same meanings as corresponding terms and expressions

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used in the Indenture; and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this First Supplemental Indenture refer to this First Supplemental Indenture as a whole and not to any particular section thereof.

         2.   Amendment to Section 3.1. Effective as of the date hereof, Section
3.1 of the Indenture is hereby amended by deleting from the second line thereof "August 15, 1998" and substituting in place thereof the date "August 19, 1998".

         3.   Addition to Section 15.2. Effective as of the date hereof, Section
15.2 of the Indenture is hereby amended by inserting the following paragraph after the penultimate paragraph and before the last paragraph of Section 15.2:

              Any Noteholder that submits any Notes for conversion between the close of business on the record date of August 1, 1998 and prior to the close of business on the Business Day next preceding the interest payment date of August 15, 1998, such Noteholder need not submit payment for the interest due on August 15, 1998, in the event the Company has called the Notes for redemption and has mailed a notice of redemption to the Noteholders in accordance with the provisions of
         Section 3.2 of the Indenture.

         4. Amendment to Form of Note. Effective as of the date hereof, the Form of Note set forth in Exhibit A to the Indenture is hereby amended by deleting from the first line of the eighth paragraph on the Form of Reverse of Note "August 15, 1998" and substituting in place thereof the date "August 19, 1998".

         5. The Trustee has no responsibility for the correctness of the recitals of fact herein contained which shall be taken as the statements of the Company and makes no representations as to the validity or sufficiency of this First Supplemental Indenture and shall incur no liability or responsibility in respect of the validity thereof.

         6. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed, and all the terms, conditions and provisions hereof shall remain in full force and effect.

         7. This First Supplemental Indenture shall form a part of the Indenture for all purposes, and every Noteholder heretofore or hereafter authenticated shall be bound hereby.

         8. This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of such counterparts shall together constitute on and the same instrument.


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         9.   This First Supplemental Indenture shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with such laws.

         IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed, and their respective seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       SANMINA CORPORATION


                                       By: /s/Randy W. Furr
                                          ---------------------------------
                                              Name:    Randy W. Furr
                                              Title:   President and Chief
                                                       Operating Officer

ATTEST:

By: /s/ Satya Sharma
   -----------------------------------
         Name:  Satya Sharma
         Title:   Assistant Treasurer

(CORPORATE SEAL)



                                       NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION, as Trustee


                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:

ATTEST:

By:
   -----------------------------
         Title:

(CORPORATE SEAL)


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